EXHIBIT NO. 99


THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.




J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2002-CIBC4

                                   YIELD TABLE

Class A3           403,153,000.00
Cusip                         TBA
Rated (AAA/Aaa)      Fitch/Moodys
Settlement Date         4/29/2002


Scenario:        Base Case
Increments:      1bps


      YIELD           PRICE
=================================
     6.006             101.49952
     6.016             101.42716
     6.026             101.35486
     6.036             101.28263
     6.046             101.21046
     6.056             101.13835
     6.066             101.06631
     6.076             100.99434
     6.086             100.92243
     6.096             100.85058
     6.106             100.77880
     6.116             100.70708
     6.126             100.63542
     6.136             100.56383
     6.146             100.49231
     6.156             100.42084
     6.166             100.34945
     6.176             100.27811
     6.186             100.20684
     6.196             100.13563
     6.206             100.06449
     6.216              99.99341
     6.226              99.92239
     6.236              99.85144
     6.246              99.78055
     6.256              99.70973
     6.266              99.63896
     6.276              99.56827
     6.286              99.49763
     6.276              99.56827
     6.286              99.49763
     6.296              99.42706
     6.306              99.35655
=================================

Average Life              9.6723
Principal Window 9.20 - 9.87 years
Modified Duration         7.0806
PV 100bps                 7.1495

TREASURY CURVE:     5YR    4.437    10YR   5.105
SWAP SPREADS:       9YR   62.5      10YR    58


--------------------------------------------------------------------------------

The analyses in this report are based upon information provided by JPMorgan Chase Bank and CIBC Inc., (the "Sellers"). J.P. Morgan Securities Inc., CIBC World Markets Corp. and Deutsche Bank Securities Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Se